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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant |_|

                 Filed by a Party other than the Registrant |X|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|X|    Soliciting Material Under Rule 14a-12


                              Transmeta Corporation
                              ---------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         RILEY INVESTMENT MANAGEMENT LLC
                         -------------------------------
               (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
                              THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:
|_|    Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:




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On June 3, 2008, Riley Investment Partners Master Fund, L.P. sent a demand for a list of stockholders and other related information to Transmeta Corporation for purposes of soliciting proxies and communicating with stockholders with respect to Transmeta's upcoming 2008 meeting of stockholders. A copy of the Schedule 13D of Riley Investment Partners Master Fund, L.P. and other related parties disclosing the demandis filed herewith.

INVESTOR NOTICES

Riley Investment Management LLC ("RIM") intends to file a proxy statement regarding the election of directors of Transmeta Corporation (the "Company") at the Company's 2008 annual meeting.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY RILEY INVESTMENT MANAGEMENT LLC ("RIM") FROM THE SHAREHOLDERS OF THE COMPANY FOR USE AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF TRANSMETA WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders may obtain a free copy of any definitive proxy statement (when available) and other related materials filed by RIM with the Securities and Exchange Commission (the "SEC") at the SEC's website at www.sec.gov. In addition, RIM will provide copies of the proxy statement, if filed, without charge upon request.

The following may be deemed, under SEC rules, to be participants in the proxy solicitation: RIM; the officers and management of RIM; the individuals nominated by RIM affiliates for director, namely Bryant Riley and Melvin Keating, and the following affiliates of RIM, which also beneficially own shares of the Company:
Riley Investment Partners Master Fund, L.P., B. Riley & Co., LLC and B. Riley & Co. Retirement Trust. Information regarding RIM and the other participants and their direct or indirect interests is available in RIM's Schedule 13Ds.